November 12, 1996



VIA FACSIMILE
-------------

Miller Capital Corporation
dba The Miller Group
4090 E. McDowell Road, Suite 100
Phoenix, AZ  85008-4227

                  Re:      Financial Consulting Services Letter of Agreement

Dear Rudy:

                  This letter will confirm and constitute the amendments to that certain Letter of Agreement dated as of April 26, 1996 (the "Agreement") between Bowlin's Incorporated, a New Mexico corporation (the "Company") and Miller Capital Corporation dba The Miller Group ("TMG") pursuant to which TMG is obligated to furnish certain management, consulting and financial advisory services to the Company.

                  WHEREAS, the Company was merged with and into BOWLIN Outdoor Advertising & Travel Centers Incorporated, a Nevada corporation, as of August 28, 1996;

                  WHEREAS, TMG has satisfactorily provided the services set forth in the Agreement to date, including assistance in the preparation and filing of the Registration Statement for the registration on Form SB-2 of up to 1,450,000 shares of the Common Stock of the Company (the "IPO"); and

                  WHEREAS, in connection with the IPO, the National Association of Securities Dealers ("NASD") has required that certain provisions of the Agreement be revised in order to comply with the rules and regulations of the NASD.

Miller Capital Corporation
November 12, 1996
Page 2


                  NOW, THEREFORE, the Company and TMG hereby agree to revise the Agreement as follows:

                  1. BOWLIN Outdoor Advertising & Travel Centers Incorporated shall succeed to all of the rights and assume all of the obligations of the Company set forth in the Agreement;

                  2. TMG shall not be required to provide any of the investor relations services set forth in the last sentence of Section 3.C of the Agreement and the
                           Company shall have no obligation to pay in consideration therefor any of the fees set forth in that sentence;

                  3. TMG shall return the Certificate representing 98,537 shares of the Common Stock of BOWLIN Outdoor Advertising & Travel Centers Incorporated previously delivered to TMG pursuant to Section 3.E of the Agreement and the Company shall cancel such certificate on its stock record books; and

                  4. TMG shall receive a Success Fee, as defined in the Agreement, in the amount of one and one-half (1.5%) percent of the gross proceeds of the IPO, subject to the terms set forth in the first sentence of Section 3.C of the Agreement. Such one and one-half (1.5%) percent Success Fee shall be in lieu of and in full satisfaction of the Company's obligation to pay a Success Fee of three (3%) percent of such proceeds as required by the first sentence of such Section 3.C prior to the date hereof.

                  All other terms and conditions of the Agreement shall remain in full force and effect in accordance with their terms unless agreed to by the Company and TMG in writing.

Miller Capital Corporation
November 12, 1996
Page 3


                  AGREED AND ACCEPTED:

                  Please confirm that the foregoing correctly sets forth our mutual understanding by signing and returning a copy of this Letter of Amendment to the Agreement to the undersigned at your earliest convenience.

                                               Very truly yours,

                                               BOWLIN Outdoor Advertising &
                                               Travel Centers Incorporated, a
                                               Nevada corporation


                                               By: /s/ Michael L. Bowlin
                                                   -----------------------------
                                                       Michael L. Bowlin
                                                       President and Chairman
                                                        of the Board

                                               Date:       11/12/96
                                                    ----------------------------

AGREED AND ACCEPTED BY:


/s/ Rudy R. Miller
----------------------------------------
Miller Capital Corporation
By:  Rudy R. Miller
      Chairman of the Board and
      Chief Executive Officer

Date:    11/12/96
     -----------------------------------